Exhibit 10.22

     AMENDMENT TO JOINT VENTURE AGREEMENT.
                 GLENBRIAR JOINT VENTURE

This Agreement is entered into this 20th day of December, 200 1, by and between Dover Investments
Corporation, a Delaware corporation [DOVER], and Westco Community Builders, Inc., a California corporation [WESTCO].

RECITALS:

WHEREAS, WESTCO and DOVER, through its subsidiary and predecessor in interest G.I.C. Investment Corporation, previously executed the Glenbriar Joint Venture Agreement dated January 1, 1994, with amendments dated April 18, 1995 [collectively the "Agreement"], and

WHEREAS, paragraph 2.16 of the Agreement provides for a possible preferred return in the amount of 12% per annum simple interest, and

WHEREAS, unless the preferred return rate is reduced, WESTCO will seek to replace or reduce DOVER's equity with alternative financing at a significantly lower rate thereby reducing DOVER's possible return, and

WHEREAS, if DOVER's investment is reduced it does not have attractive alternative available investments which would produce an acceptable yield, and

WHEREAS, the parties mutually wish to reduce the possible rate of preferred return accruing on and after January 1, 2002 to seven percent (7%) per annum simple interest.

AGREEMENT:

NOW THEREFORE, in consideration of these presents, the sum of $1.00 and other good and valuable consideration, the parties mutually agree as follows:

  1. Effective January 1, 2002, the preferred return rate set forth in Paragraph 2.16 of the Agreement is hereby reduced to seven percent
  (7%) per annum simple interest. Preferred return calculations for periods prior to January 1, 2002, shall use twelve percent (12%) per annum simple interest. Preferred return calculations for periods on and after January 1, 2002, shall use seven percent (7%) per annum simple interest.

2. All other terms and conditions of the Agreement shall remain unchanged.

THE PARTIES have executed this Amendment on the date set forth above.

DOVER INVESTMENTS CORPORATION


By: /s/Frederick M. Weissberg
       Frederick M. Weissberg,
       President

By: /s/Erika Kleczek
       Erika Kleczek,
       Chief Financial Officer



WESTCO COMMUNITY BUILDERS, INC.

By: /s/Britt Evans
       Britt Evans, CEO





















    AMENDMENT TO GLENBRIAR VENTURE No. 2, LLC.
               OPERATING AGREEMENT


This Agreement is entered into this 20th day of December, 2001, by and between Dover Investments Corporation, a Delaware corporation
[DOVER], and Westco Community Builders, Inc., a California corporation [WESTCO].

RECITALS:

WHEREAS, the parties previously executed the Glenbriar Venture No., LLC, Operating Agreement dated January 1, 1996 ["Operating
Agreement"] which was previously amended on December 7, 1998, and

WHEREAS, paragraph 1.24 of the Operating Agreement provides for a possible preferred return for DOVER in the amount of 10% per annum simple interest, and

WHEREAS, unless the preferred return rate is reduced, WESTCO will seek to replace or reduce DOVER's equity with alternative financing at a significantly lower rate thereby reducing DOVER's possible return, and

WHEREAS, if DOVER's investment is reduced it does not have attractive alternative available investments which would produce an acceptable yield, and

WHEREAS, the parties mutually wish to reduce the possible rate of preferred return accruing on and after January 1, 2002 to seven percent (7%) per annum simple interest.

AGREEMENT:

NOW THEREFORE, in consideration of these presents, the sum of $1.00 and other good and valuable consideration, the parties mutually agree as follows:

  1. Effective January 1, 2002, the preferred return rate set forth in Paragraph 1.24 of the Operating Agreement is hereby reduced to seven percent (7%) per annum simple interest. Preferred return calculations for periods prior to January 1, 2002, shall use twelve percent (12%) per annum simple interest. Preferred return calculations for periods on and after January 1, 2002, shall use seven percent
   (7%) per annum simple interest.

  2. All other terms and conditions of the Operating Agreement shall remain unchanged.

THE PARTIES have executed this Amendment on the date set forth above.

          "Member"
DOVER INVESTMENTS CORPORATION

By: /s/Frederick M. Weissberg
       Frederick M. Weissberg,
       President

By: /s/Erika Kleczek
       Erika Kleczek,
       Chief Financial Officer



"Member"
WESTCO COMMUNITY BUILDERS, INC.

By: /s/Britt Evans
       Britt Evans, CEO






















AMENDMENT TO TRACY RESIDENTIAL VENTURE PARTNERS, LLC.
                OPERATING AGREEMENT



This Agreement is entered into this 20th day of December, 2001, by and between Dover Investments Corporation, a Delaware corporation [DOVER], and Westco Community Builders, Inc., a
California corporation [WESTCO].

RECITALS:

WHEREAS, the parties previously executed the Tracy Residential
Venture Partners, LLC, Operating Agreement dated March 17, 1998
["Operating Agreement"], and

WHEREAS, paragraph 1.01(aa) of the Operating Agreement provides for a possible preferred return for DOVER in the amount of 12% per annum simple interest, and

WHEREAS, unless the preferred return rate is reduced, WESTCO will seek to replace or reduce DOVER's equity with alternative financing at a significantly lower rate thereby reducing DOVER's possible return, and

WHEREAS, if DOVER's investment is reduced it does not have attractive alternative available investments which would produce an acceptable yield, and

WHEREAS, the parties mutually wish to reduce the possible rate of preferred return accruing on and after January 1, 2002 to seven percent (7%) per annum simple interest.

AGREEMENT:

NOW THEREFORE, in consideration of these presents, the sum of $1.00 and other good and valuable consideration, the parties mutually agree as follows:

  1 .     Effective January 1, 2002, the preferred return rate set
  forth in Paragraph 1.01(aa) of the Operating Agreement is hereby reduced to seven percent (7%) per annum simple interest. Preferred return calculations for periods prior to January 1, 2002, shall use twelve percent (12%) per annum simple interest. Preferred return calculations for periods on and after January 1, 2002, shall use seven percent (7%) per annum simple interest.

  2. All other terms and conditions of the Operating Agreement shall remain unchanged.

THE PARTIES have executed this Amendment on the date set forth above.

"Member"
DOVER INVESTMENTS CORPORATION

By: /s/Frederick M. Weissberg
       Frederick M. Weissberg,
       President

By: /s/Erika Kleczek
       Erika Kleczek,
       Chief Financial Officer


"Member"
WESTCO COMMUNITY BUILDERS, INC.

By: /s/Britt Evans
       Britt Evans, CEO



















AMENDMENT TO MEADOWBROOK VENTURES, LLC.
          OPERATING AGREEMENT


This Agreement is entered into this 20th day of December, 2001, by and between Dover Investments Corporation, a Delaware corporation
[DOVER], and Westco Community Builders, Inc., a California corporation [WESTCO].

RECITALS:

WHEREAS, the parties previously executed the Meadowbrook Ventures, LLC, Operating Agreement dated July 1, 1999["Operating Agreement"], and

WHEREAS, paragraph 1. 0 1 (aa) of the Operating Agreement provides for a possible preferred return for DOVER in the amount of 12% per annum simple interest, and

WHEREAS, unless the preferred return rate is reduced, WESTCO will seek to replace or reduce DOVER's equity with alternative financing at a significantly lower rate thereby reducing DOVER's possible return, and

WHEREAS, if DOVER's investment is reduced it does not have attractive alternative available investments which would produce an acceptable yield, and

WHEREAS, the parties mutually wish to reduce the possible rate of preferred return accruing on and after January 1, 2002 to seven percent (7%) per annum simple interest.

AGREEMENT:

NOW THEREFORE, in consideration of these presents, the sum of $1.00 and other good and valuable consideration, the parties mutually agree as follows:

  1 .     Effective January 1, 2002, the preferred return rate set forth in
  Paragraph 1. 0 1 (aa) of the Operating Agreement is hereby reduced to seven percent (7%) per annum simple interest. Preferred return calculations for periods prior to January 1, 2002, shall use twelve percent (12%) per annum simple interest. Preferred return calculations for periods on and after January 1, 2002, shall use seven percent (7%) per annum simple interest.

  2. All other terms and conditions of the Operating Agreement shall remain unchanged.

THE PARTIES have executed this Amendment on the date set forth above.

"Member"
DOVER INVESTMENTS CORPORATION

By: /s/Frederick M. Weissberg
       Frederick M. Weissberg,
       President

By: /s/Erika Kleczek
       Erika Kleczek,
       Chief Financial Officer



"Member"
WESTCO COMMUNITY BUILDERS, INC.

By: /s/Britt Evans
       Britt Evans, CEO






















AMENDMENT TO SOUTH TRACY INDUSTRIAL PARK, LLC.
            OPERATING AGREEMENT


This Agreement is entered into this 20th day of December, 2001, by and between Dover Investments Corporation, a Delaware corporation
[DOVER], and Westco Community Builders, Inc., a California corporation [WESTCO].

RECITALS:

WHEREAS, the parties previously executed the South Tracy Industrial Park, LLC, Operating Agreement dated August 17, 1999 ["Operating
Agreement"], and

WHEREAS, paragraph 1.01(aa) of the Operating Agreement provides for a possible preferred return for DOVER in the amount of 12% per annum simple interest, and

WHEREAS, unless the preferred return rate is reduced, WESTCO will seek to replace or reduce DOVER's equity with alternative financing at a significantly lower rate thereby reducing DOVER's possible return, and

WHEREAS, if DOVER's investment is reduced it does not have attractive alternative available investments which would produce an acceptable yield, and

WHEREAS, the parties mutually wish to reduce the possible rate of preferred return accruing on and after January 1, 2002 to seven percent (7%) per annum simple interest.

AGREEMENT:

NOW THEREFORE, in consideration of these presents, the sum of $1.00 and other good and valuable consideration, the parties mutually agree as follows:

  1. Effective January 1, 2002, the preferred return rate set forth in Paragraph 1.01(aa) of the Operating Agreement is hereby reduced to seven percent (7%) per annum simple interest. Preferred return calculations for periods prior to January 1, 2002, shall use twelve percent (12%) per annum simple interest. Preferred return calculations for periods on and after January 1, 2002, shall use seven percent (7%) per annum simple interest.

  2. All other terms and conditions of the Operating Agreement shall remain unchanged.

THE PARTIES have executed this Amendment on the date set forth above.


"Member"
DOVER INVESTMENTS CORPORATION

By: /s/Frederick M. Weissberg
       Frederick M. Weissberg,
       President

By: /s/Erika Kleczek
       Erika Kleczek,
       Chief Financial Officer



"Member"
WESTCO COMMUNITY BUILDERS, INC.

By: /s/Britt Evans
       Britt Evans, CEO





















AMENDMENT TO WOODVIEW ESTATES, LLC.
               OPERATING AGREEMENT


This Agreement is entered into this 20th day of December, 2001, by and between Dover Investments Corporation, a Delaware corporation
[DOVER], and Westco Community Builders, Inc., a California corporation [WESTCO].

RECITALS:

WHEREAS, the parties previously executed the Woodview Estates, LLC, Operating Agreement dated February 15, 2001 ["Operating Agreement"], and

WHEREAS, paragraph 17.05(i)(c)of the Operating Agreement provides for a possible preferred return for DOVER in the amount of 12% per annum simple interest, and

WHEREAS, unless the preferred return rate is reduced, WESTCO will seek to replace or reduce DOVER's equity with alternative financing at a significantly lower rate thereby reducing DOVER's possible return, and

WHEREAS, if DOVER's investment is reduced it does not have attractive alternative available investments which would produce an acceptable yield, and

WHEREAS, the parties mutually wish to reduce the possible rate of preferred return accruing on and after January 1, 2002 to seven percent (7%) per annum simple interest.

AGREEMENT:

NOW THEREFORE, in consideration of these presents, the sum of $1.00 and other good and valuable consideration, the parties mutually agree as follows:

  1. Effective January 1, 2002, the preferred return rate set forth in Paragraph 17.05(i)(c) of the Operating Agreement is hereby reduced to seven percent (7%) per annum simple interest. Preferred return calculations for periods prior to January 1, 2002, shall use twelve percent (12%) per annum simple interest. Preferred return calculations for periods on and after January 1, 2002, shall use seven percent (7%) per annum simple interest.

  2. All other terms and conditions of the Operating Agreement shall remain unchanged.

THE PARTIES have executed this Amendment on the date set forth above.

"Member"
DOVER INVESTMENTS CORPORATION

By: /s/Frederick M. Weissberg
       Frederick M. Weissberg,
       President

By: /s/Erika Kleczek
       Erika Kleczek,
       Chief Financial Officer


"Member"
WESTCO COMMUNITY BUILDERS, INC.

By: /s/Britt Evans
       Britt Evans, CEO























AMENDMENT TO HALCYON PROPERTIES, LLC.
               OPERATING AGREEMENT


This Agreement is entered into this 20th day of December, 2001, by and between Dover Investments Corporation, a Delaware corporation
[DOVER], and Westco Community Builders, Inc., a California corporation [WESTCO].

RECITALS:

WHEREAS, the parties previously executed the Halcyon Properties, LLC, Operating Agreement dated January 18, 2001 ["Operating Agreement], and

WHEREAS, paragraph 17.05(i)(c) of the Operating Agreement provides for a possible preferred return for DOVER in the amount of 12% per annum simple interest, and

WHEREAS, unless the preferred return rate is reduced, WESTCO will seek to replace or reduce DOVER's equity with alternative financing at a significantly lower rate thereby reducing DOVER's possible return, and

WHEREAS, if DOVER's investment is reduced it does not have attractive alternative available investments which would produce an acceptable yield, and

WHEREAS, the parties mutually wish to reduce the possible rate of preferred return accruing on and after January 1, 2002 to seven percent (7%) per annum simple interest.

AGREEMENT:

NOW THEREFORE, in consideration of these presents, the sum of $1.00 and other good and valuable consideration, the parties mutually agree as follows:

  1 .     Effective January 1, 2002, the preferred return rate set forth in
  Paragraph 17.05(i)(c) of the Operating Agreement is hereby reduced to seven percent (7%) per annum simple interest. Preferred return calculations for periods prior to January 1, 2002, shall use twelve percent (12%) per annum simple interest, Preferred return calculations for periods on and after January 1, 2002, shall use seven percent (7%) per annum simple interest.

  2. All other terms and conditions of the Operating Agreement shall remain unchanged.

THE PARTIES have executed this Amendment on the date set forth above.


"Member"
DOVER INVESTMENTS CORPORATION

By: /s/Frederick M. Weissberg
       Frederick M. Weissberg,
       President

By: /s/Erika Kleczek
       Erika Kleczek,
       Chief Financial Officer


"Member"
WESTCO COMMUNITY BUILDERS, INC.

By: /s/Britt Evans
       Britt Evans, CEO